Building a next-generation company on the foundation of our collagenase-based therapies August 2020 Exhibit 99.1

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding BioSpecifics Technologies Corp.’s (the “Company,” “our,” “we,” or “us”) strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management and the Board of Directors, expected revenue growth, shareholder value, the timing and occurrence of certain clinical trials, research and development plans, potential indications, indications in development, the timing and occurrence of commercial launches, future partnerships or acquisitions, and the assumptions underlying or relating to such statements, are “forward-looking statements.” In some cases, these statements can be identified by forward-looking words such as “expect,” “plan,” “anticipate,” “potential,” “estimate,” “can,” “will,” “continue,” “should,” “believe,” “schedule,” “intend,” the negative or plural of these words, and other similar expressions. These forward-looking statements are predictions based on our current expectations and our projections about future events and various assumptions. There can be no assurance that we will realize our expectations or that our beliefs will prove correct. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may be beyond our control, and which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance, or achievements expressed or implied by such forward-looking statements. There are a number of factors that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements, including, without limitation: the timing of regulatory filings and action; the ability of Endo International plc (“Endo”) to achieve its objectives for XIAFLEX® and Qwo™; the market for XIAFLEX® in, and timing, initiation, and outcome of clinical trials for, additional indications, which will determine the amount of milestone, royalty, mark-up on cost of goods sold, and license and sublicense income that the Company may receive; the potential of XIAFLEX® to be used in additional indications; Endo’s modification of its objectives or reallocation of its resources with respect to XIAFLEX® and Qwo™; and the impacts of the novel coronavirus (COVID-19) global pandemic. All forward-looking statements included in this presentation are made as of the date hereof, and are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2019, and otherwise in our filings and reports filed with the Securities and Exchange Commission. Except as may be required by law, we assume no obligation to update these forward-looking statements.

Company Overview (NASDAQ: BSTC) Strong cash position No debt Supported by royalty revenues from partner Endo for marketed XIAFLEX® indications Prudent cash management Continuing to maximize the XIAFLEX®/CCH portfolio XIAFLEX® commercial indications: Peyronie’s disease and Dupuytren’s contracture Qwo™ (collagenase clostridium histolyticum-aaes), first FDA-approved injectable treatment for cellulite XIAFLEX ® indications in development: adhesive capsulitis & plantar fibromatosis Opportunistic about business development opportunities to diversify portfolio XIAFLEX® is a registered trademark of Endo Pharmaceuticals

Strong Balance Sheet to Support Future Growth Initiatives Lean corporate structure and strong balance sheet ~$119.8M in cash as of 6/30/20 $3.9M 2Q20 royalties received from Endo sales of XIAFLEX® 0 Debt Seeking to partner with companies that possess novel therapeutics that will deliver meaningful benefits for patients

Commercial and Development Pipeline Collagenases are naturally occurring enzymes responsible for the breakdown of collagen Biopharmaceutical company that originated and continues to develop, in collaboration with Endo Pharmaceuticals, a first-in-class collagenase-based portfolio of commercial and clinical assets Collagen is the main structural protein in the extracellular matrix in the various connective tissues of the body and is the most abundant protein in mammals Local accumulations of excess collagen are associated with a number of medical conditions

Multiple Conditions Associated with Collagen Accumulation Dupuytren’s contracture Peyronie’s disease Medical indications, marketed as XIAFLEX® Cellulite Approved aesthetic indication, to be marketed as Qwo™ Adhesive capsulitis (frozen shoulder) Plantar fibromatosis XIAFLEX® medical indications in development Potential future indications for XIAFLEX® Multiple new indications under evaluation

Diverse Pipeline Indication Preclinical Phase 1 Phase 2 Phase 3 Marketed XIAFLEX® COMMERCIAL INDICATIONS Dupuytren’s Contracture Peyronie’s Disease QWO™ CCH AESTHETIC INDICATION Cellulite XIAFLEX® DEVELOPMENT INDICATIONS Adhesive Capsulitis Plantar Fibromatosis Source: Endo International plc

XIAFLEX® Commercial Indications

Peyronie’s Disease Can distort an erection and make sexual intercourse difficult or even impossible in advanced cases In some mild cases, the plaque can resolve spontaneously without medical intervention In severe cases, the penis can be bent at a 90-degree angle during erection Characterized by presence of a collagen plaque on the shaft of the penis XIAFLEX® is the first and only FDA-approved biologic therapy indicated for the treatment of Peyronie's disease in men with a palpable plaque and a curvature of 30 degrees or greater at the start of therapy. Source: Endo International plc

Dupuytren’s Contracture Onset is characterized by the formation of nodules at the juncture between the fingers and palm that are composed primarily of collagen As the disease progresses, collagen nodules begin to form a cord causing the patient’s finger(s) to contract, making it impossible to open the hand fully Deforming condition of the hand in which one or more fingers contract toward the palm XIAFLEX® is the first and only FDA-approved nonsurgical treatment for Dupuytren's contracture patients with a palpable cord Source: Endo International plc

Qwo™ Aesthetic Indication

Qwo™ for Cellulite Affects ~85-90% of post-pubertal females First FDA-approved pharmaceutical product to address fibrous septae primarily composed of collagen Skin dimpling occurring mainly on the buttocks, thighs and lower abdomen and arms FDA Status Approved July 2020 Commercial launch anticipated in first half 2021 Source: Endo International plc

XIAFLEX® Development Pipeline

Adhesive Capsulitis

Inflammation and thickening of shoulder capsule due to collagen, limiting the range of motion of the shoulder

- Common available treatment options are often painful and can require anesthesia
- Long-term intensive physical therapy, corticosteroids, manipulation under anesthesia and /or arthroscopic release
- Condition can last ~1 year to up to 3.5 years

Market Opportunity

- 3.5% prevalence with ~40% cases having primary idiopathic adhesive capsulitis
- ~200K surgeries performed annually
- Potential to be only FDA-approved nonsurgical therapy

First patient dosed in 2Q20

biospecifics technologies corp.

Source: Endo International plc

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Plantar Fibromatosis Formation of nodules or cords along plantar fascia Patients often have Dupuytren’s disease, Peyronie’s disease and adhesive capsulitis Pain and disability caused by the thickening of the feet's deep connective tissue Market Opportunity ~3-3.5M patients with plantar fasciitis or plantar fibromatosis Plantar fibromatosis affects 5-10% Current treatments include orthotics and anti-inflammatory drugs in the early stages of the disease, steroid injections and surgery in advanced cases First patient dosed in 2Q20 Source: Endo International plc

BSTC Corporate Overview

Financial Highlights from 2Q20 For the three months ended 6/30/2020 6/30/2019 Cash and equivalents, and investments $119,843,584 $93,509,884 Income Statement Revenues $ 3,903,402 $8,852,986 Other income 390,888 517,156 Costs and expenses (4,154,322) (1,889,446) Provision for income taxes (24,172) (1,054,236) Net income $115,796 $6,426,460 Earnings per share: Basic $ 0.02 $ 0.88 Diluted $ 0.02 $ 0.87 Shares used in computation of earnings per share: Basic 7,337,460 7,308,268 Diluted 7,361,764 7,349,696 7.3 million shares outstanding as of 6/30/20

Corporate Outlook and Upcoming Milestones Continue to receive royalty revenues from partner Endo for marketed XIAFLEX® indications Royalty revenue decreased 56% year-over-year for 2Q20 Endo expects full year 2020 revenues to be lower than 2019 due to COVID-19 IP through 2028 Opportunistic about Business Development opportunities Expanding BioSpecifics beyond XIAFLEX®/CCH Partner with companies that possess novel therapeutics that will deliver meaningful benefits for patients Continue to advance diverse development pipeline FDA approval for cellulite indication July 2020; launch expected in 1H21 First patient dosed in both adhesive capsulitis and plantar fibromatosis trials in 2Q20 Continued evaluation of multiple new potential indications

Building a next-generation company on the foundation of our collagenase-based therapies August 2020